UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 15, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 Shoreline Blvd.

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2005, the Compensation Committee of the Board of Directors of SumTotal Systems, Inc., a Delaware corporation, approved stock option grants to Sanjay Dholakia and Erika Rottenberg in the amounts of, and per the terms of, the following table:

	Plan	Number of Options	Vesting	Exercise Price	Grant Date
Sanjay Dholakia	SumTotal Systems, Inc. 2004 Equity Incentive Plan	60,000	12.5% after 6 months; remainder to vest monthly over following 3 1/2 years	$4.47	July 15, 2005
Erika Rottenberg	SumTotal Systems, Inc. 2004 Equity Incentive Plan	50,000	12.5% after 6 months; remainder to vest monthly over following 3 1/2 years	$4.47	July 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ Erika Rottenberg
Erika Rottenberg Senior Vice President, General Counsel and Secretary

Date: July 18, 2005